Exhibit 4.1

ORDINARY SHARES
NUMBER
TSE-0001
ORDINARY SHARES
SHARES
TRINSEO TM
FORMED UNDER THE LAWS OF LUXEMBOURG
CUSIP L9340P 10 1
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
SPECIMEN
is the record holder of
FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES, $0.01 PAR VALUE PER SHARE, OF
Trinseo S.A.
transferable on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized directors.
DATED:
DIRECTOR
DIRECTOR
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, N.Y.)
TRANSFER AGENT AND REGISTRAR
BY
Authorized Signature
TRINSEO S.A.
CORPORATE
SEAL
JUNE 3, 2010
LUXEMBOURG

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	- Custodian
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right		under Uniform Gifts to Minors
		of survivorship and not as		Act
		tenants in common		(State)
			UNIF TRF MIN ACT	- Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

                                                                                                                                                                                                                                    Shares of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                                                Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated:

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.